United States
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest Event Reported)      February 25, 2005
                                                      -----------------

                         NORTHERN EMPIRE BANCSHARES
          -----------------------------------------------------
          (Exact name of registrant as specified in its charter)


CALIFORNIA                      2-91196                        94-2830529
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(State or other jurisdiction   (Commission                  (IRS Employer
of incorporation)              File Number)           Identification No.)


            801 Fourth Street, Santa Rosa, California   95404
            -------------------------------------------------
         (Address of principal executive offices)    (Zip code)


   Registrant's telephone number, including area code   (707) 579-2265
                                                        --------------

       -----------------------------------------------------------
       Former Name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  () Written communication pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

  () Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

  () Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  () Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 8.01.     Other Events.

 On February 25, 2005, Northern Empire Bancshares issued a press release announcing its intent to file a listing application with NASDAQ. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 9.01.      Financial Statements and Exhibits

      (c)    Exhibit No. 99.1       Press Release dated February 25, 2005

                                      Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTHERN EMPIRE BANCSHARES

                                       /s/ Deborah A. Meekins
Date:  February 25, 2005               ----------------------------
                                       Deborah A. Meekins
                                       President & Chief Executive Officer




EXHIBIT INDEX

Exhibit No.   Subject Matter

99.1          Press Release dated February 25, 2005.